UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AXSOME THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 21, 2023

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Axsome Therapeutics, Inc. (the “Annual Meeting”) that will be held on Friday, June 2, 2023 at 9:00 a.m. local time. The Annual Meeting will be held virtually via means of remote communication. Stockholders will be able to attend the Annual Meeting, and submit questions, and vote their shares during the Annual Meeting, from any location that has internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed Proxy statement.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 10, 2023 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting. Please vote electronically over the Internet, by telephone, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your ongoing support of Axsome.

Very truly yours,

/s/ HERRIOT TABUTEAU, M.D.
Herriot Tabuteau, M.D.
Chief Executive Officer, President, and Chairman of the Board

AXSOME THERAPEUTICS, INC.

One World Trade Center, 22nd Floor, New York, New York 10007

NOTICE OF

2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Friday, June 2, 2023 at 9:00 a.m. local time.
Place:

The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/AXSM2023.

Items of Business:

(1) To elect one director named in the proxy statement accompanying this notice to serve as a Class II director until the annual meeting held in 2026 and until their successor is duly elected and qualified.

(2) To ratify the appointment of Ernst & Young LLP as Axsome Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.
(3) To approve the adoption of our 2023 Employee Stock Purchase Plan.
(4) To approve, by non-binding advisory vote, the compensation of our named executive officers.
(5) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 10, 2023.
Voting:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About Procedural Matters.”

By order of the Board of Directors,

/s/ HUNTER MURDOCK
Hunter Murdock
Secretary

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 21, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

AXSOME THERAPEUTICS, INC.

One World Trade Center, 22nd Floor

New York, New York 10007

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. local time on Friday, June 2, 2023, and any postponements or adjournments thereof. The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/AXSM2023. As used in this proxy statement, the terms “Axsome,” “we,” “us,” and “our” mean Axsome Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:

We have made these proxy materials available to you on the Internet or, upon your request, have delivered paper proxy materials to you, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held on Friday, June 2, 2023 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:

The rules of the SEC permit us to furnish proxy materials, including this proxy statement and our 2022 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. As a result, we are mailing most of our stockholders a paper copy of the Notice, but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Q:	Why did I receive a complete set of paper proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

A:

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•
This proxy statement for the Annual Meeting;
•
Our 2022 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2022; and
•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	What information is contained in this proxy statement?

A:

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:

The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/AXSM2023.

Q:	Can I attend the Annual Meeting?

A:

You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 10, 2023, the Record Date. The meeting will begin via live webcast promptly at 9:00 a.m. local time on June 2, 2023.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of record—If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners—Many Axsome stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 43,549,154 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Axsome will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares at the Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet—You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice and Access Card or proxy card.
•
By Telephone—You may vote by proxy by telephone by calling the toll-free number found on the proxy card.
•
By Mail—You may vote by proxy by filling out the proxy card you may have received and returning it in the envelope provided.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 1, 2023.

Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:	Can I vote my shares by completing and returning the Notice?

A:	No. The Notice and Access Card will, however, provide instructions on how to vote by telephone, by internet, or by requesting and returning a paper proxy card or voting instruction card.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)
To elect one director identified in this proxy statement to serve as a Class II director until the annual meeting held in 2026 and until their successor is duly elected and qualified;
(2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023;
(3)
To approve the adoption of our 2023 Employee Stock Purchase Plan;
(4)
To approve by non-binding advisory vote, the compensation of our named executive officers; and
(5)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:

Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. “Plurality” means that the individual who receives the largest number of votes cast “for” is elected as a director, however, a nominee is not required to receive a majority of votes “for”. As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor.

Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal. Brokers are entitled to vote on this matter without direction from you, and therefore are included in the number of affirmative votes required to achieve a majority.

Proposal Three—The affirmative vote of a majority of votes cast is required to approve the adoption of our 2023 Employee Stock Purchase Plan. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Four—The affirmative vote of a majority of votes cast is required to approve the advisory vote on the compensation of our named executive officers. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:	How does the Board of Directors recommend that I vote?

A:	Our Board of Directors unanimously recommends that you vote your shares:

•
“FOR” the nominee for election as a director listed in Proposal One;
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023;
•
"FOR" the adoption of our 2023 Employee Stock Purchase Plan; and
•
“FOR” the approval of the compensation of our named executive officers.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or
•
Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the election of directors, the adoption of our 2023 Employee Stock Purchase Plan or the compensation of our named executive officers.

Please note that brokers may not vote your shares on the election of directors, the adoption of our 2023 Employee Stock Purchase Plan or the compensation of our named executive officers in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote after submitting my proxy?

A:

Subject to any rules your broker, trustee or nominee may have, you may change or revoke your proxy in any one of the ways listed below at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or (2) by voting at the Annual Meeting. A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote: (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Axsome may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Axsome or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2024 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 23, 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2024 annual meeting of stockholders is between January 4, 2024 and February 3, 2024.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates—You may recommend candidates to our Board of Directors for consideration by our Nominating and Corporate Governance Committee by following the procedures set forth below in “Corporation Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Axsome’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	What does it mean if multiple members of my household are stockholders, but we only received one full set of proxy materials in the mail?

A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and is environmentally friendly. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Axsome’s principal executive offices?

A:

Our principal executive offices are located at One World Trade Center, 22nd Floor, New York, New York 10007. The telephone number at that location is (212) 332-3241.

Any written requests for additional information, copies of the proxy materials and 2022 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors or any other communications should be sent to the address above.

Annual Reports

This proxy statement is accompanied by our 2022 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Form 10-K includes our audited financial statements. We have filed the Form 10-K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.axsome.com. In addition, upon written request to the Company’s Corporate Secretary at One World Trade Center, 22nd Floor, New York, New York 10007, we will mail a paper copy of our Form 10-K, including the financial statements and the financial statement schedules, to you free of charge.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of four members who are divided into three classes with staggered three-year terms. A director serves in office until their respective successor is duly elected and qualified or until their earlier death or resignation. This classification of the Board of Directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class II director, Mark Saad, will expire at this year’s Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

One Class II director has been nominated for election at the Annual Meeting for a three-year term expiring in 2026. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Mark Saad for election as a Class II director. The term of office of the nominee elected as director will continue until such director's term expires in 2026 and until their successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominee for Class II Director for a Term Expiring in 2026

The following contains information about each nominee as of the Record Date, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board of Directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Mark Saad	53	Mr. Saad has been a member of our Board of Directors since December 2014.

Mr. Saad is currently the CEO of NuLids, LLC, a portfolio company of Alethea Capital Management, LLC, an asset management firm based in Seattle for which he also serves as an advisor. Between 2014 and 2017, he served as the Chief Financial Officer of Bird Rock Bio, Inc., a clinical stage biopharmaceutical company focused on developing innovative immuno-inflammatory regulators.

Previously, he served as Chief Financial Officer of Cytori Therapeutics from 2004 to 2014, where he was responsible for finance and accounting, business development, and other operating functions. Prior to Cytori, he served as Executive Director of UBS Investment Bank, where he was the Chief Operating Officer of the Global Healthcare Group. Prior to UBS, he was part of the Health Care Investment Banking Group at Salomon Smith Barney. Mr. Saad currently serves on the Board of Directors of several private healthcare companies. Mr. Saad holds a Bachelor of Arts Degree from Villanova University. Through his years of experience as a chief financial officer, and his experience in the investment banking field, Mr. Saad provides valuable financial and leadership experience to the board.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE CLASS II NOMINEE NAMED ABOVE.

The following contains certain information about those directors whose terms do not expire at the Annual Meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board of Directors to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.

Incumbent Class III Directors Whose Terms Expire in 2024

Name	Age	Principal Occupation and Business Experience
Herriot Tabuteau, M.D.	54

Dr. Tabuteau has served as our founder, Chief Executive Officer, President and Chairman of our Board of Directors since our founding in January 2012. He is also the founder of Antecip Capital LLC (formerly Versant Capital Management LLC), one of our principal stockholders, for which Dr. Tabuteau has been the managing member since 2003. Dr. Tabuteau is also the managing member of Antecip Bioventures II LLC. Prior to founding our company, Dr. Tabuteau was a Senior Analyst and Partner at Healthco/S.A.C. Capital (now known as HealthCor) where he was responsible for the biotechnology, genomics, and instrumentation portfolios. Previously, Dr. Tabuteau was the healthcare analyst at Kingdon Capital. Prior to that position, Dr. Tabuteau was a Senior Research Analyst at Banc of America Securities covering the hospital supplies sector. Prior to Banc of America, Dr. Tabuteau was part of the healthcare investment banking group at Goldman Sachs. Dr. Tabuteau earned his M.D. from Yale University School of Medicine and his Bachelor of Arts in molecular biology and biochemistry from Wesleyan University.

Mark Coleman, M.D.	55

Dr. Coleman has been a member of our Board of Directors since December 2014. In addition, from 2012 to 2014, Dr. Coleman served as a consultant to us. Dr. Coleman is currently the Director of Clinical Services of National Spine and Pain Centers, or NSPC, the nation’s largest interventional pain management group. His clinical duties include serving as the Medical Director of the Pikesville, Maryland branch. Dr. Coleman served as Director of Novel Therapies at NSPC from 2009 to 2011. NSPC routinely evaluates emerging treatments for pain through the conduct of clinical trials. Dr. Coleman is a Diplomat of the American Board of Anesthesiology in Anesthesiology and Pain Management.

In 2021, Dr. Coleman joined the Board of Directors of Enalare Therapeutics, a privately held company developing respiratory stimulants for the emergency and critical care setting. Dr. Coleman holds an M.D. from Johns Hopkins University School of Medicine and received his undergraduate degree from Wesleyan University. Dr. Coleman's medical expertise and business experience make him qualified to serve on our board.

Incumbent Class I Director Whose Terms Expire in 2025

Name	Age	Principal Occupation and Business Experience
Roger Jeffs, Ph.D.	61	Dr. Jeffs has been a member of our Board of Directors since December 2014.

Dr. Jeffs has served as the Chief Executive Officer of Liquidia Corporation since January 2022. Dr. Jeffs is also the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company. Dr. Jeffs was previously at United Therapeutics Corporation where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the Board of Directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the IPO, oversaw the clinical development and regulatory approval of 6 products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5B revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc. and Burroughs Wellcome Co. where he held roles in clinical development.

Dr. Jeffs currently serves on the Board of Directors of Liquidia Corporation, and previously served on the Board of Directors of Albireo Pharma, Axovant Gene Therapies, Dova Pharmaceuticals and Sangamo Therapeutics. Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provides him with the qualifications and skills to serve on our board.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board of Directors.

Board Diversity Matrix

The tables below provide certain highlights of the composition of our Board of Directors. Each of the categories listed in the below tables has the meaning as it is used in Nasdaq Listing Rule 5605(f). Our Board of Directors is committed to having a diversified board, including diversity of thought, background and experience, and diversity of personal characteristics such as gender identity, race, ethnicity and sexual orientation. Our Board of Directors is racially diverse and continues to recruit for a female director as well as other diverse director candidates.

Board Diversity Matrix (As of April 10, 2023)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latin
Native Hawaiian or Pacific Islander
White		2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Diversity Matrix (As of April 11, 2022)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latin
Native Hawaiian or Pacific Islander
White		2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2023. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2013.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Axsome and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees(1)	$948,500	$742,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$948,500	$742,000

(1)
Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-Related Fees: Consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including, but not limited to, the review of registration statements.
(3)
Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including, but not limited to, foreign tax return preparation and requests for rulings or technical advice from tax authorities.
(4)
All Other Fees: Consist of the aggregate fees billed for any other products and services performed by the principal accountant.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL THREE

APPROVAL OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

General

On April 19, 2023 (the “Effective Date”), our Board of Directors adopted the 2023 Employee Stock Purchase Plan of Axsome Therapeutics, Inc. (the “Purchase Plan”). If approved by stockholders, the Purchase Plan authorizes the issuance of up to 1,100,000 shares of our common stock (subject to adjustment for certain changes in Axsome’s capital structure). A copy of the proposed Purchase Plan is attached as Appendix A.

Our Board of Directors believes that the Purchase Plan advances the interests of Axsome and its stockholders by providing its employees with an opportunity through payroll deductions to purchase shares of common stock and is helpful in attracting, retaining and rewarding valued employees. To provide an adequate reserve of shares to permit Axsome to continue offering employees a stock purchase opportunity, our Board of Directors has adopted the Purchase Plan effective on the Effective Date, subject to stockholder approval. The Company will commence the first offering effective June 1, 2023, subject to stockholder approval. If this proposal is not approved by stockholders, the Purchase Plan will terminate and all outstanding employee elections under the Purchase Plan on or after June 1, 2023 will be retroactively canceled.

Summary of the Purchase Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, which is attached as Appendix A to this proxy statement.

General. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the Purchase Plan (an “Offering”) the right to purchase (a “Purchase Right”) through accumulated post-tax payroll deductions up to a number of shares of our common stock determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering, unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

Shares Subject to the Purchase Plan. The Purchase Plan authorizes the sale of an aggregate of 1,100,000 shares of our common stock. If any Purchase Right expires, terminates or is canceled, the shares allocable to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan. To prevent dilution or enlargement of the rights of participants under the Purchase Plan, appropriate and proportionate adjustments to the number of shares subject to the Purchase Plan will be made if any change is made to the outstanding common stock by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or any similar change in our capital structure not involving the receipt of consideration by us.

Administration. The Purchase Plan is administered by our Compensation Committee or other committee or subcommittee duly appointed by our Board of Directors to administer the Plan. Subject to the provisions of the Purchase Plan, our Compensation Committee determines the terms and conditions of Purchase Rights granted under the Purchase Plan. Our Compensation Committee will interpret the Purchase Plan and the Purchase Rights granted, and all determinations of our Compensation Committee will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Right.

Eligibility. Generally, any employee of Axsome or any participating subsidiary corporation of Axsome designated by our Compensation Committee for inclusion in the Purchase Plan is eligible to participate in an Offering under the Purchase Plan, so long as the employee is customarily employed for at least 20 hours per week. Our Compensation Committee may also exclude from participation in the Purchase Plan of any Offering Period any employees who are considered “highly compensated employees” under Section 414(q) of the Code. In any event, no employee who owns or holds options to purchase, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of Axsome or of any subsidiary corporation of Axsome is eligible to participate in the Purchase Plan. As of April 21, 2023 approximately 385 employees, including three of our executive officers, would be eligible to participate in the Purchase Plan were it then in effect.

Offerings. Generally, each Offering under the Purchase Plan will be for a period of 12 months (an “Offering Period”), with new Offering Periods commencing on or about June 1 of each year and ending on or about May 31 of the following year. Our Compensation Committee may establish a different term for one or more Offerings, not to exceed 27 months, or different beginning or ending dates for any Offering Period. The first offering will commence on June 1, 2023 and will end on May 31, 2024. Assuming the Purchase Plan is approved, the second offering period is scheduled to begin on June 1, 2024, and end on May 31, 2025.

Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who deliver a properly completed enrollment form and who authorize payroll deduction contributions under the Purchase Plan prior to the first day of the Offering Period (the “Offering Date”). Payroll deductions are equal to at least 1% but may not exceed 15% (or such other rate as our Compensation Committee determines) of an employee’s compensation on any payday during the Offering Period. An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

Subject to any uniform limitations or notice requirements imposed by Axsome, during an Offering Period, a participant may decrease his or her rate of payroll deduction two times by submitting a new enrollment form at least 5 business days before the purchase date or withdraw from the Purchase Plan by submitting a revised enrollment form at least 5 business days before the purchase date. A participant who elects to decrease the rate of his or her deductions to zero (0%) shall remain a participant in the Offering Period unless the participant withdraws from the Purchase Plan. Upon withdrawal, Axsome will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Subject to certain limitations and unless different terms are specified by our Compensation Committee, each participant in an Offering is granted a Purchase Right for a number of whole shares determined by dividing the product of $2,083.33 and the number of months in the Offering Period by the fair market value of a share of common stock on the Offering Date, provided that no participant’s Purchase Right may exceed 62.5 shares multiplied by the number of months in the Offering Period. In any event, no participant may be granted a Purchase Right that would allow the participant to purchase shares under the Purchase Plan or any other employee stock purchase plan of the Company or any of our subsidiaries having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which the Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

On each purchase date, Axsome issues to each participant in the Offering the number of shares of our common stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by our Compensation Committee but may not be less than 85% of the fair market value per share of our common stock on the Offering Date or the purchase date, whichever is less. The fair market value of our common stock on any relevant date generally will be the closing price per share as reported on the Nasdaq Stock Market. On April 14, 2023, the closing price per share of our common stock was $68.50. Any amounts credited to a participant’s plan account not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Offering Period, or will be refunded in the event the employee chooses not to participate in the Purchase Plan during such Offering Period.

Corporate Transaction. The Purchase Plan provides that a “Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code. If a Corporate Transaction occurs, then, unless the surviving or acquiring corporation assumes or continues the outstanding Purchase Rights or substitutes equivalent rights for such corporation’s shares, the Purchase Plan participants’ accumulated payroll deductions will be applied to purchase shares of the Common Stock in the current Offerings on a date before the Corporate Transaction specified by our Compensation Committee.

Termination or Amendment. The Purchase Plan will continue until the tenth anniversary of the Effective Date, unless earlier terminated by our Compensation Committee. Our Compensation Committee may at any time amend, suspend or terminate the Purchase Plan, except that the approval of the stockholders is required within twelve months of the adoption of any amendment that either increases the number of shares authorized for issuance under the Purchase Plan or changes the definition of the corporations whose employees may participate in the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares at least two years after the Offering Date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

If the participant disposes of the shares in a disqualifying disposition, we should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed for Axsome.

Initial Offering Period

As noted, the initial offering period under the Purchase Plan will begin on June 1, 2023. Payroll deductions will be made for any employee who elects to participate in the Purchase Plan for that initial offering period. If our stockholders do not approve the Purchase Plan at the 2023 Annual Meeting, all such employees’ participation elections will be nullified, and we will refund all of the payroll deductions made pursuant to those elections. If the Purchase Plan is approved by our stockholders, then payroll deductions will continue and the amounts accumulated will be applied to the purchase of shares on May 31, 2024 (the initial purchase date).

New Plan Benefits and Additional Information

It is not possible to determine the benefits that will be received by employees if the Purchase Plan is approved by the stockholders because benefits under the Purchase Plan will depend on employees’ elections to participate, the fair market value of our common stock at various future dates, and the purchase price for each applicable offering period with respect to the first offering are not known at this time, Non-employee directors are not eligible to participate in the Purchase Plan.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PURCHASE PLAN.

PROPOSAL FOUR

ADVISORY VOTE ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

General

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides the Company’s stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s named executive officers.

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this proxy statement and the related compensation tables and disclosure.

As described below in the Compensation Discussion and Analysis section of this proxy statement, the executive officer compensation programs are designed to support our business goals and to promote short- and long-term profitable growth. We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to our recent and long-term success.

Proposal Four, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.axsome.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waivers of, our code of ethics and business conduct, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

Our Board of Directors currently consists of four members, each of whom is elected pursuant to the board composition provisions of our amended and restated certificate of incorporation. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender identity, sexual orientation, or national origin. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

Director Independence

Under the listing requirements and rules of the Nasdaq Global Market, or Nasdaq, independent directors must compose a majority of a listed company’s Board of Directors within a one-year period following the completion of its initial public offering. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and Nominating and Corporate Governance Committees must be independent within the meaning of applicable Nasdaq rules. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board of Directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the association of our directors with the holders of more than 5% of our common stock.

As a result of this review, our Board of Directors determined that Dr. Coleman, Dr. Jeffs and Mr. Saad qualify as “independent” directors within the meaning of the Nasdaq rules. Nasdaq rules require that a majority of the Board of Directors and each member of our Audit, Compensation, and Nominating and Corporate Governance Committees be independent. We believe we are compliant with these independence requirements. As required under applicable Nasdaq rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. There are no family relationships among any of our directors or executive officers.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries. Each of Dr. Coleman, Dr. Jeffs and Mr. Saad qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

The positions of Chief Executive Officer and Chairman of the Board are both currently held by Dr. Tabuteau. Our Board of Directors has also appointed a Lead Director, Dr. Coleman. The Lead Director’s responsibilities include: (1) coordinating the scheduling and preparation of agendas for the executive sessions of the Board of Directors and other meetings of the Board of Directors in the absence of the Chairman of the Board; (2) chairing executive sessions of the Board of Directors and other meetings of the Board of Directors in the absence of the Chairman of the Board; (3) approving information sent to the Board of Directors; (4) serving as a liaison between the Chairman of the Board and the other independent directors; (5) approving the meeting agendas for the board and approving the meeting schedules of the Board of Directors to assure that there is sufficient time for discussion of all agenda items; and (6) if requested by major stockholders, ensuring that he or she will be available for consultation and direct communication with such major stockholders. The Lead Director has the authority to call meetings of the independent directors. Our Board of Directors believes that this combined role of Chairman and Chief Executive Officer, coupled with a Lead Director, is currently the most effective leadership structure for our company and is in the best interests of our stockholders. In considering its leadership structure, our Board of Directors believes that the combined roles of Chairman and Chief Executive Officer are appropriately balanced by the designation of a Lead Director with substantive responsibilities, the majority of independent directors that comprise the board of our directors, and our company’s strong corporate governance policies and procedures.

We have a separate chair for each committee of our Board of Directors. The chairs of each committee are expected to report annually to our Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify shortcomings, if any.

Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board of Directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

Audit Committee. Dr. Coleman, Dr. Jeffs and Mr. Saad currently serve on the Audit Committee, which is chaired by Mr. Saad. Our Board of Directors has determined that each of the members of our Audit Committee satisfies Nasdaq and SEC independence requirements, and that Mr. Saad qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing standards. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our Audit Committee met four times during the year ended December 31, 2022. The Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•
reviewing quarterly earnings releases.

Compensation Committee. Dr. Coleman, Dr. Jeffs and Mr. Saad currently serve on the Compensation Committee, which is chaired by Dr. Coleman. Our Board of Directors has determined that each of the members of our Compensation Committee satisfies Nasdaq and SEC independence requirements. The Compensation Committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our Compensation Committee met in person, by videoconference or by phone five times during the year ended December 31, 2022. The Compensation Committee’s responsibilities include:

•
annually reviewing and making recommendations to the Board of Directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the Board of Directors with respect to the compensation of our chief executive officer;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and establishing our overall management compensation, philosophy and policy;
•
overseeing and administering our compensation and similar plans;
•
reviewing and approving our policies and procedures for the grant of equity-based awards;
•
reviewing and making recommendations to the Board of Directors with respect to director compensation;
•
reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K;
•
reviewing and discussing with the Board of Directors corporate succession plans for the chief executive officer and other key officers; and
•
hiring third party compensation consultants to review and make recommendations on the compensation of directors, executive officers and other key officers.

During the fiscal years ended December 31, 2022 and December 31, 2021, our Compensation Committee retained Frederic W. Cook & Co. Inc., or FW Cook, to review our compensation program and to provide them with independent compensation data and analysis. In connection with this analysis, FW Cook and the Compensation Committee reviewed each component of compensation paid to our non-employee directors and executive officers against comparable positions at companies that were determined by FW Cook to be similar in scope of operation to Axsome. FW Cook reports directly and exclusively to the Compensation Committee. Our Compensation Committee analyzed whether the work of FW Cook as a compensation consultant has raised any conflict of interest, and, based on its analysis, determined that the work of FW Cook and the individual compensation advisors employed by FW Cook as compensation consultants has not created any conflict of interest and the Compensation Committee is satisfied with the independence of FW Cook.

Nominating and Corporate Governance Committee. Dr. Coleman, Dr. Jeffs and Mr. Saad currently serve on the Nominating and Corporate Governance Committee, which is chaired by Dr. Jeffs. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in applicable Nasdaq rules. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our Nominating and Corporate Governance Committee met once during the year ended December 31, 2022. The Nominating and Corporate Governance Committee’s responsibilities include:

•
developing and recommending to the Board of Directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the Board of Directors;
•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board of director’s committees;
•
developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines;
•
developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and
•
overseeing the evaluation of the Board of Directors and management.

Our Board of Directors may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Meetings of the Board of Directors

The full Board of Directors met in person, by videoconference or by phone five times during the year ended December 31, 2022 and also acted via unanimous written consent multiple times during the year as needed. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of any committees of the Board of Directors of which he or she was a member during our fiscal year ended December 31, 2022.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders.

Board Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our Audit Committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, and regulatory and legal compliance; our Compensation Committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board of Directors and director succession planning. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Axsome, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next board meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Commitment to Corporate Responsibility

Axsome’s corporate responsibility is fundamental to our long-term success. It is also now more than ever important to our stakeholders. We have a commitment to environmental, social and governance (“ESG”) issues.

Environmental Factors: As we continue to expand our operations, we have initiated certain projects to begin tracking our environmental impact, and where feasible, have taken measures to increase our sustainability efforts. Some of our efforts include our commitment to reduce, reuse or recycle where possible or appropriate, and energy efficient projects to lower energy use within our office areas.

Social Factors: Our future performance depends significantly upon the continued service of our key employees and personnel and our continued ability to attract and retain highly skilled employees. We provide our employees with competitive salaries and bonuses, opportunities for equity ownership, development programs that enable continued learning and growth and a robust employment package that promotes well-being across all aspects of their lives. In addition to salaries, these programs include potential annual discretionary bonuses for our non-sales staff, potential quarterly incentive compensation for our sales staff, stock awards, a 401(k) plan which includes employer contributions, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, and flexible work schedules, among other benefits.

Diversity and Inclusion: We strive to invest in and create ongoing opportunities for employee development to ensure a respectful, diverse and inclusive environment in which each team member plays a unique and vital role. It starts at the top, where half of the members of our Board identify as a member of an underrepresented racial minority group (those self-identifying as African American, Hispanic or Latino, Asian, or being two or more races or ethnicities), including our CEO. We believe that a diverse workforce not only positively impacts our performance and strengthens our culture, but it also cultivates an essential pipeline of experienced leaders for management. We are also committed to building a diverse workforce, including hiring for diversity of thought, background and experience, and diversity of personal characteristics such as gender identity, sexual orientation, race, ethnicity, faith, disability, veteran and LGBTQ+ status. As of March 31, 2023, women make up approximately 55% of our global workforce and constitute approximately 20% of management. As of March 31, 2023, employees who identify as a member of an underrepresented racial minority group make up approximately 24% of our global workforce and approximately 20% of management (6% of our employees declined to self-identify, or otherwise did not provide us with this information).

Ethics and Corporate Governance: We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Code of Business Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) act with integrity and observe the highest ethical standards of business conduct in his or her dealings with our customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job, and (ii) conduct relationships with colleagues and business relationships with competitors, suppliers and customers free of any discrimination, including based on race, color, creed, religion, age, gender identity, sexual orientation, national origin, marital status, veteran status, handicap or disability.

We are committed to an ongoing focus on ESG issues during 2023 and beyond.

Director Nomination Process

In considering whether to recommend any candidate for inclusion in our Board of Directors’ slate of recommended directors, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee applies a certain set of criteria, including, but not limited to, the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. We believe that the value of diversity on the Board of Directors should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, gender identity, sexual orientation, disability or any other basis proscribed by law.

Director Compensation

Each year, the Board of Directors determines non-employee director compensation based upon the recommendation of the Compensation Committee. In doing so, the Compensation Committee considers market data for the Company’s peer group, which is the same peer group used for the Company’s executive compensation benchmarking, as well as data for a broader market of similarly-sized companies, and input regarding market practices for director compensation from the same independent consultant that is retained by the Compensation Committee for executive compensation services.

Our non-employee directors receive an annual cash retainer and an annual equity retainer. A non-employee director may elect to receive, in lieu of the cash compensation, options to purchase shares of our common stock, with an exercise price per share equal to the fair market value of our common stock on the date of grant. Such options will be granted at the same time as all executive officer annual option grants. The annual equity grants to the directors will be made on the close of business on the date of the annual meeting. We also reimburse our non-employee directors for their reasonable out- of-pocket expenses incurred in attending board and committee meetings.

During our fiscal year ended December 31, 2022, our non-employee directors were granted an annual equity retainer of options with a grant date fair value of $325,000 to purchase shares of our common stock under our Amended and Restated 2015 Omnibus Incentive Compensation Plan (the "2015 Plan"). These stock options will vest in full on the one-year anniversary of the date of the grant. In addition to the annual equity retainer, all members of the Board of Directors, elected to receive options to purchase shares of our common stock in lieu of the cash fees earned in 2022, which options were granted in March 2023. The options granted in lieu of cash fees are immediately vested and exercisable upon grant. All retainers are prorated for any portion of a year to which they apply for each non-employee director.

Each of our non-employee directors received the following pro-rated cash compensation for board services, as applicable:

Board member:	$45,000
Lead Director:	$25,000
Audit Committee member:	$10,000
Chairman of the Audit Committee:	$20,000
Compensation Committee member:	$7,500
Chairman of the Compensation Committee:	$15,000
Nominating and Corporate Governance Committee member:	$5,000
Chairman of the Nominating and Corporate Governance Committee:	$10,000

The table below sets forth the compensation earned by each of the Company’s independent directors during fiscal year 2022. Dr. Tabuteau, our Chief Executive Officer and Chairman of our Board of Directors, did not receive any compensation from us during our fiscal year ended December 31, 2022 for his service as a director and is not included in the table below.

	Fees Earned		Option
Name	in Cash(1)		Awards(2)		Total
Mark Coleman, M.D.	$100,000	(1)	$324,921	(3)(5)	$424,921
Roger Jeffs, Ph.D.	$72,500	(1)	$324,921	(3)(4)	$397,421
Mark Saad	$77,500	(1)	$324,921	(3)(6)	$402,421

(1)
Dr. Coleman, Dr. Jeffs, and Mr. Saad have elected to receive options to purchase our common stock in lieu of the fees earned in cash in 2022. The options have an exercise price equal to the fair market value on the date of the grant. These grants were made in March 2023.
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standards Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)
In June 2022, Dr. Coleman, Dr. Jeffs, and Mr. Saad received a grant of 16,976 options for service as a board member, which options vest in full on the one-year anniversary of the date of grant.
(4)
The aggregate number of option awards held by Dr. Jeffs as of December 31, 2022 is 58,607.
(5)
The aggregate number of option awards held by Dr. Coleman as of December 31, 2022 is 219,759.
(6)
The aggregate number of option awards held by Mr. Saad as of December 31, 2022 is 201,377.

Limitation of Liability and Indemnification Arrangements

As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our amended and restated bylaws provide that:

•
we will indemnify our directors, officers and, in the discretion of our Board of Directors, certain employees to the fullest extent permitted by the DGCL; and
•
advance expenses, including attorneys’ fees, to our directors and, in the discretion of our Board of Directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers, and certain employees pursuant to these indemnification provisions. We believe that these provisions and the insurance are necessary to attract and retain talented and experienced directors and officers.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the Board of Directors or with an individual member of the Board of Directors may do so by writing to the Board of Directors or to the particular member of the Board of Directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS & KEY PERSONNEL

The following table provides information concerning our executive officers and key personnel as of the Record Date:

Name	Age	Position
Executive Officers
Herriot Tabuteau, M.D.	54	Chief Executive Officer, President, and Chairman of the Board
Nick Pizzie, C.P.A., M.B.A.	48	Chief Financial Officer
Mark Jacobson, M.A.	39	Chief Operating Officer
Hunter Murdock, Esq.	43	General Counsel
Key Personnel
Lori Englebert, M.B.A.	45	Executive Vice President, Commercial and Business Development

Executive Officers

Herriot Tabuteau, M.D. Please see Dr. Tabuteau’s biography in this proxy statement under the section entitled “Nominees for Class III Directors for a Term Expiring in 2024.”

Nick Pizzie, C.P.A., M.B.A. Mr. Pizzie has served as our Chief Financial Officer since May 2018. Prior to joining Axsome, from May 2013 to May 2018, Mr. Pizzie was the Vice President and Chief Financial Officer of Pierre Fabre USA, the U.S. affiliate of Pierre Fabre. Previously, he was Senior Finance Director at Immucor. Prior to Immucor, he held positions of increasing responsibility in finance and accounting at Merck and Pfizer. Mr. Pizzie began his career at Arthur Andersen. He earned his Bachelor of Science in Accounting, Bachelor of Arts in Economics, and Master of Business Administration in Finance, and Supply Chain Logistics, from Rutgers University.

Mark Jacobson, M.A. Mr. Jacobson has served as our Chief Operating Officer since March 2020. Prior to serving as our Chief Operating Officer, Mr. Jacobson served as our Senior Vice President, Operations since September 2017 and has been a member of our company since April 2014. Prior to joining our company, Mr. Jacobson was Director of Corporate Development at Stemline Therapeutics, Inc., where his responsibilities covered corporate operations, investor relations, public relations, and intellectual property. Mr. Jacobson began his career in healthcare communications at Publicis Healthcare Communications Group. Mr. Jacobson earned a Master of Arts in Biotechnology from Columbia University and a Bachelor of Science in Biology from Iowa State University.

Hunter Murdock, Esq. Mr. Murdock has served as our General Counsel since June 2022. Prior to serving as our General Counsel, Mr. Murdock served as our Executive Vice President, Legal and Compliance from December 2021. Mr. Murdock started his legal career in private practice as an associate at White & Case LLP and subsequently was an associate and then partner of Kirkland & Ellis LLP. Mr. Murdock then served in various in-house counsel leadership positions of progressive responsibility within the pharmaceutical industry, most recently as the Vice President, General Counsel of Aurobindo Pharma USA, Inc. and Acrotech Biopharma LLC. He earned his BBA from the University of Wisconsin-Madison and JD from Georgetown University Law Center.

Key Personnel

Lori Englebert, M.B.A. Ms. Englebert has served as our Executive Vice President, Commercial and Business Development since March 2022 and has been a member of our management team since September 2019. Prior to joining us, Ms. Englebert spent 11 years at Amgen where she held leadership positions in commercial, corporate strategy, and business development, including responsibility for multiple commercial product launches. Before Amgen, Ms. Englebert started her career at Novartis where she held positions of increasing responsibility in corporate strategy. She earned her Bachelor of Arts and Master of Business Administration from Wake Forest University.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

This section explains the objectives of our named executive officer (“NEO”) compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2022, and the factors we considered in making those decisions. The NEOs for fiscal year 2022 include:

Name	Position
Herriot Tabuteau, M.D.	Chief Executive Officer, President and Chairman of the Board
Nick Pizzie, C.P.A., M.B.A.	Chief Financial Officer
Mark Jacobson, M.A.	Chief Operating Officer
Hunter Murdock, Esq.	General Counsel

Executive Summary

We are a commercial-stage biopharmaceutical company developing and delivering novel therapies for central nervous system, or CNS, conditions that have limited treatment options. By focusing on this therapeutic area, we are addressing significant and growing markets where current treatment options are limited or inadequate. Our portfolio primarily consists of two commercial products and the development programs described below.

Commercial Products

1.
Auvelity®. Auvelity (dextromethorphan-bupropion) is a novel, oral, N-methyl-D-aspartate (NMDA) receptor antagonist with multimodal activity indicated for the treatment of major depressive disorder, also known as MDD. Auvelity was developed by the Company and approved by the U.S. Food and Drug Administration, or the FDA, for the treatment of MDD in August 2022.
2.
Sunosi®. Sunosi (solriamfetol) is a novel, oral medication indicated to the treatment of excessive daytime sleepiness, also known as EDS, in patients with narcolepsy or obstructive sleep apnea. Sunosi was approved for the treatment of EDS in the United States in 2019 and by the European Commission in 2020. We acquired the U.S. rights to Sunosi from Jazz Pharmaceuticals plc, or Jazz, in May 2022 and worldwide ex-U.S. rights (excluding certain Asian markets) from Jazz in November 2022. We have been commercializing Sunosi since we completed these acquisitions. SK Biopharmaceuticals Co. Ltd., or SK, is the originator of Sunosi and retains rights in 12 Asian markets, including China, Korea, and Japan. In February 2023, we announced a licensing transaction with Pharmanovia to market Sunosi in Europe and certain countries in the Middle East / North Africa.

Development Programs

When used in programs for further development, we refer to the proprietary dextromethorphan-bupropion combination contained in Auvelity as “AXS-05.” AXS-05 is a novel, oral, investigational NMDA receptor antagonist with multimodal activity under development for the treatment of Alzheimer’s disease agitation (“AD agitation”) and smoking cessation. AXS-05 utilizes a proprietary combination and dose of dextromethorphan and bupropion, and Axsome’s metabolic inhibition technology, to modulate the delivery of the components. We have completed a Phase 2/3 trial of AXS-05 in AD agitation, which we refer to as the ADVANCE-1 trial. AXS-05 achieved the primary endpoint in the ADVANCE-1 trial. We have also completed the ACCORD trial, a Phase 3, double blind, placebo-controlled, randomized withdrawal trial in patients with AD agitation, and we are conducting an open-label long-term safety study in AD agitation. We are currently conducting the ADVANCE-2 trial, another Phase 3, double blind, placebo-controlled, randomized withdrawal trial in patients with AD agitation. A positive Phase 2 trial for the use of AXS-05 in smoking cessation has been completed under a research collaboration with Duke University.

AXS-07 is a novel, oral, rapidly absorbed, multi-mechanistic, investigational medicine under development for the acute treatment of migraine. AXS-07 consists of MoSEIC™, or Molecular Solubility Enhanced Inclusion Complex, meloxicam and rizatriptan. We have completed two Phase 3 trials of AXS-07 for the acute treatment of migraine, which we refer to as the MOMENTUM and INTERCEPT trials. AXS-07 achieved the co-primary endpoints in both the MOMENTUM and INTERCEPT trials. We have also completed an open-label, long-term, safety study of AXS-07 in patients with migraine known as the MOVEMENT trial. In the MOVEMENT trial, administration of AXS-07 resulted in rapid, and substantial relief of migraine pain and associated symptoms and was well tolerated with long term dosing. We submitted an NDA for AXS-07 in 2021, which was accepted, and received a complete response letter, or CRL, from the FDA in April 2022. The principal reasons given in the CRL relate to chemistry, manufacturing, and controls, or CMC considerations.

AXS-12, reboxetine, is a novel, oral, investigational medicine in development for the treatment of narcolepsy. AXS-12 is a highly selective and potent norepinephrine reuptake inhibitor. AXS-12 has been granted FDA Orphan Drug Designation for the treatment of narcolepsy. We have completed a Phase 2 trial with AXS-12, which we refer to as the CONCERT study. We are currently conducting a randomized, placebo-controlled Phase 3 trial with AXS-12 in narcolepsy, which we refer to as the SYMPHONY study, and one open-label long-term safety extension study.

AXS-14, esreboxetine, is a novel, oral, investigational medicine in development for the treatment of fibromyalgia. AXS-14 is a highly selective and potent norepinephrine reuptake inhibitor. Esreboxetine, the SS-enantiomer of reboxetine, is more potent and selective than racemic reboxetine. We have in-licensed data from Pfizer that includes a completed Phase 2 trial and Phase 3 trial in fibromyalgia, both of which were positive.

Solriamfetol is the active ingredient in Sunosi. It is an oral, dual-acting dopamine and norepinephrine reuptake inhibitor. We recently announced our intent to conduct a Phase 3 trial of solriamfetol in adults with attention-deficit/hyperactivity disorder.

Additionally, we are currently evaluating other product candidates, which we intend to develop for CNS disorders. We aim to become a fully integrated biopharmaceutical company that develops and commercializes differentiated therapies that increase available treatment options and improve the lives of patients living with CNS disorders.

Compensation Policies and Practices at a Glance

In executing our compensation program and determining executive compensation, we are guided by our executive compensation best practices:

What we do		What we don’t do
☑	Practice pay-for-performance, under which a significant percentage of our NEO compensation is at-risk and may not be realized if corporate and individual performance goals are not achieved	X	Executives are prohibited from hedging or pledging our stock
☑	Set challenging incentive plan goals	X	The Compensation Committee’s independent consultant performs no other work for the Company
☑	Review our peer group annually and engage in annual benchmarking to align our executive compensation program with the market	X	No guaranteed annual bonuses or guaranteed salary increases
☑	Offer market-competitive benefits for NEOs that are consistent with the rest of our employees	X	No severance benefits can be triggered automatically upon a change in control (i.e. all change in control provisions are “double trigger”)
☑	Having a pre-established grant date practice for approving executive officer’s equity pay	X	No excise tax gross-ups for any change-in-control payments
☑	Maintain an independent Compensation Committee	X	Repricing of stock options is prohibited without shareholder approval
☑	Consult with an independent compensation advisor on compensation levels and practices	X	No excessive personal perquisites, such as automobile leases, country club memberships or personal use of aircraft
☑	Maintain clawback and forfeiture provisions on our incentive awards	X	No supplemental executive retirement plans

Compensation Objectives and Philosophy

Our NEO compensation program is designed principally to:

•
attract, motivate, and retain talented and dedicated NEOs;
•
correlate annual cash bonuses to the achievement of operational and financial objectives; and
•
provide our NEOs with appropriate long-term incentives that directly correlate to the enhancement of stockholder value, as well as facilitate executive retention.

To achieve these objectives, we establish (i) annual base salaries at levels that we believe are competitive with base salaries of executive officers in other comparable publicly-held biopharmaceutical companies, (ii) year-end annual cash bonuses based on the achievement of key operational, commercial, clinical strategic and other performance goals, and (iii) grant annual equity awards as a retention tool and to align the NEOs’ long-term interests with those of our stockholders. Our Compensation Committee does not have any formal policies for allocating compensation among the foregoing three components. Rather, our Compensation Committee uses its judgment to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance.

Roles and Responsibilities

The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. The Compensation Committee, FW Cook, and our CEO participated in a collaborative process to determine the compensation that our NEOs were granted and earned in 2022 (with the exception of our CEO’s compensation, which was evaluated solely by the Compensation Committee, based upon the advice of FW Cook):

Responsible Party	Primary Role and Responsibilities Relating to Compensation Decisions
Compensation Committee (composed solely of independent, non-employee Directors and reports to the Board)[1]

•      Oversees the executive compensation program, policies, and practices, taking into account business goals and strategies, legal and regulatory developments, and evolving best practices;

•      Approves performance goals for purposes of compensation decisions for the NEOs;

•      Conducts an annual evaluation of the CEO’s performance in consultation with the full Board and determines his compensation;

•      Reviews and approves the CEO’s recommendations for compensation for the other NEOs and senior executives, making changes when deemed appropriate;

•      Approves all changes to the composition of the peer group; and

•      Reviews and makes recommendations to the Board with respect to Director compensation.

Independent Consultant to the Compensation Committee (FW Cook)[2]

•      Provides the Compensation Committee with analysis and advice pertaining to CEO, executive, and Director compensation program design, including industry survey analysis, explanation of current and developing best practices, and regulatory changes;

•      Recommends a relevant group of peer companies and appropriate sources of survey data against which to compare the competitiveness and structure of CEO, executive, and Director compensation;

•      Analyzes peer companies’ CEO, executive, and Director compensation annually to assist the Compensation Committee in determining the appropriateness and competitiveness of compensation;

•      Reviews and advises on any proposed changes to CEO, executive, and Director compensation program design;

•      Reviews and assists with compensation disclosure materials; and

•      Provides specific analysis and advice periodically as requested by the Compensation Committee.

CEO

•      The CEO recommends to the Compensation Committee annual compensation for the other NEOs and senior executives based on his assessment of their performance; and

•      The CEO works with the Compensation Committee Chair to set agendas, prepare materials for Compensation Committee meetings, and generally attends meetings, as appropriate.

No member of management is present in Compensation Committee meetings when matters related to his or her individual compensation is under discussion, when the Compensation Committee is approving or deliberating on CEO compensation, or when the Compensation Committee otherwise meets in executive session.

(1)
Our Board of Directors has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules and is a “non-employee” director as defined under Section 16 of the Exchange Act.
(2)
During 2022, the Compensation Committee was assisted by its independent compensation consultant FW Cook. Other than the support that it provided to the Compensation Committee, FW Cook provided no other services to the Company or management and only received fees from the Company for the services provided to the Compensation Committee. The Compensation Committee conducted an evaluation of the independence of FW Cook considering the relevant regulations of the SEC and the Nasdaq listing standards. The Compensation Committee concluded that FW Cook was independent of management and the services performed by FW Cook and the individual compensation advisors employed by FW Cook raised no conflicts of interest.

Peer and Industry Data

The Compensation Committee believes that market data, including compensation data from a peer group of comparable companies, is essential to determining compensation targets and the actual awards for executives in an effort to attract and retain highly talented senior executives. Market data are used to assess the competitiveness of our compensation packages relative to similar companies and to ensure that our compensation program is consistent with our compensation philosophy. Annually, the Compensation Committee requests that FW Cook conduct a market benchmarking study for our executive officers and key personnel, including our CEO and our other NEOs. The Compensation Committee’s objective is to provide executives with target total direct compensation that generally corresponds with the market median.

For purposes of compensation setting for 2022, our Compensation Committee, with the advice of FW Cook, examined our prior peer group in light of our continued growth, the stage of development of our clinical programs, and changes in our market capitalization. Based on its discussions with FW Cook, the Compensation Committee identified the following 16 peer companies that were selected from among publicly-held U.S. pharmaceutical and biotechnology companies with comparable operations based on the following criteria: number, stage and indication of development programs, number of employees, therapeutic area, and market capitalization:

ACADIA Pharmaceuticals, Inc.	Intercept Pharmaceuticals, Inc.
Alector, Inc.	Intra-Cellular Therapies, Inc.
Allogene Therapeutics, Inc.	Nektar Therapeutics
Amicus Therapeutics, Inc.	Sage Therapeutics, Inc.
Biohaven Pharmaceutical Hld. Co.	Supernus Pharmaceuticals, Inc.
bluebird bio, Inc.	Ultragenyx Pharmaceutical, Inc.
Denali Therapeutics	uniQure N.V.
Insmed Incorporated	Zogenix, Inc.

The Compensation Committee intends to maintain its practice of reviewing the peer group on an annual basis to ensure it continues to appropriately represent our competitive market for executive talent.

In addition to peer group data, the Compensation Committee also considers general market data. Axsome ranked at the 31st percentile of market cap of the above-referenced peer group companies as of August 2021, which is when this peer group was selected by the Compensation Committee.

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing executive pay. In instances where an executive officer is believed to be especially suited to our Company or important to our success, the Compensation Committee may establish or recommend compensation that deviates from industry averages or other specific benchmarks. Upward or downward variations in total cash compensation and long-term incentives may also occur as a result of the individual’s experience level, the nature and level of the individual’s specific job responsibilities, the balance of the individual’s different elements of compensation, market factors and other strategic considerations.

Elements of NEO Compensation

Base Salary

We provide our NEOs with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business. We set NEO salaries to be competitive in the context of the tight labor market for biotech employees in New York City.

During its annual review of base salaries for executives, the Compensation Committee primarily considers

•
an internal review of the NEO’s compensation, both individually and relative to other NEOs; and
•
base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of our Company’s performance review process. Merit-based increases to salaries are based on individual performance assessments, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies. Accordingly, the Compensation Committee increased the salaries of our NEOs, where applicable, as compared to 2021 to both be more in line with the median salaries at peer companies and to reflect, where applicable, increased responsibilities and duties.

The base salary for each of our NEOs for our fiscal year ended December 31, 2022, is listed in the table below:

Name	2022 Base Salary ($)	2021 Base Salary ($)		Percentage Change
Herriot Tabuteau, M.D.	685,000	685,000		+0.0%
Nick Pizzie, C.P.A., M.B.A.	451,000	409,000		+10.3%
Mark Jacobson, M.A.	483,000	409,000		+18.1%
Hunter Murdock, Esq.	450,000	350,000	(1)	+28.6%

(1)
Mr. Murdock was hired in December 2021, and therefore, he did not receive a full year salary with the Company. Additionally, Mr. Murdock was promoted to General Counsel in June 2022, which accounts for the higher increase in base salary as compared to the other NEOs.

Annual Cash Incentive Bonuses

We provide an opportunity for each of our NEOs to receive an annual cash incentive bonus based on the satisfaction of individual and corporate objectives established by our Board of Directors. For any given year, these objectives may include individualized goals or corporate goals that relate to operational, strategic, or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

While the Board of Directors or the Compensation Committee adopts corporate objectives, it is typically the Compensation Committee that evaluates and approves the achievement level of corporate objectives, and subsequently reviews and approves the annual cash bonuses for NEOs as part of its final compensation deliberations. The Compensation Committee, or where appropriate, our Board of Directors may approve bonuses based on the foregoing determinations or, after considering market conditions, our financial position or other factors, may, in its sole discretion, determine not to award any bonuses or to award larger or smaller bonuses.

Historically, at its annual meeting during the first quarter of our fiscal year to consider NEO compensation, the Compensation Committee, in consultation with management, has established corporate goals for the new fiscal year for purposes of, among other things, making its recommendations regarding its annual bonus awards (and equity grants) for the new year to our NEOs and all employees.

At the beginning of 2022, the Compensation Committee adopted corporate goals for the determination of cash bonuses to be paid for the 2022 fiscal year. Under the plan adopted by our Board of Directors, cash bonuses, if any, are paid to qualified participating officers and employees based upon (i) the achievement of corporate goals and (ii) a review of personal performance. The corporate goals, and the weight assigned to each of the goals, applies to all officers and employees, including our NEOs. The corporate goals and objectives for the 2022 calendar year were based on meeting certain goals with respect to our operational performance as follows:

Approved Performance Measure	Weight
Advance Our Pipeline	40%
Drive Business Performance	30%
Drive Business Expansion	15%
Increase Awareness of Our Science, Business, and Products	15%

Based on its review of the Company’s performance and thoughtful deliberation around the efforts that drove that performance, the Compensation Committee approved payouts at 150% of target. The payout reflected the Company’s significant value-enhancing accomplishments in 2022. Areas of overachievement included “Advance Our Pipeline” (e.g., approval of Auvelity, advancement, completion and readout of clinical trials), “Drive Business Performance” (e.g., timely commercial launch of Auvelity, improvement in cash runway), and “Drive Business Expansion” (e.g., acquisition of Sunosi, recruitment of additional personnel).

Name	2022 Target Bonus (% of Base Salary)	Realization / Payout (%)	Actual 2022 Bonus ($)
Herriot Tabuteau, M.D.	60%	150%	$616,500
Nick Pizzie, C.P.A., M.B.A.	40%	150%	$270,600
Mark Jacobson, M.A.	40%	150%	$289,800
Hunter Murdock, Esq.	40%	150%	$270,000

The Compensation Committee decided to utilize the same performance measures for the 2023 annual incentive plan, and to only slightly modify the weightings of three of the measures as follows:

Approved Performance Measure	Weight
Advance Our Pipeline	30%
Drive Business Performance	30%
Drive Business Expansion	20%
Increase Awareness of Our Science, Business, and Products	20%

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our NEOs and other employees through the use of equity awards, the value of which depends on our stock performance. We established the 2015 Plan to provide all of our employees, including our NEOs, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value.

Additionally, equity awards provide an important retention tool for all employees, as the awards generally vest over four years following the grant date.

Typically, we grant equity awards upon an employee’s hire. In addition, equity awards may also be granted on an annual or more frequent basis depending on position, performance, and tenure at the Company.

The determination of whether to grant equity, as well as the size of such grants, to our NEOs involves subjective assessments by the Compensation Committee and our Board of Directors and, with respect to NEOs other than himself, our CEO. Generally, annual equity awards are driven by our desire to retain and motivate our NEOs, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining equity grants to our NEOs, the Compensation Committee and our Board of Directors also consider publicly available data prepared by FW Cook at the request of the Compensation Committee from other similar companies identified by the Compensation Committee.

We have no program, practice, or plan to grant equity awards in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of equity awards or other compensation, and we have no plan to do so. Generally, the Compensation Committee approves the grant of annual equity awards to our NEOs on the third trading day following the filing of our Annual Report on Form 10-K. Additionally, our option and restricted stock unit (“RSU”) awards are subject to adjustment or recovery in connection with any breach of any restrictive covenant agreement between the recipient and the Company or if the participant otherwise engages in activities that constitute “cause” either while employed by, or providing service to, the Company or within a specified period of time thereafter. All equity awards are also subject to our insider trading policy and shall be subject to any applicable clawback or recoupment policies, additional share trading policies, or other policies that may be implemented by the Board from time to time.

For 2022, the Compensation Committee approved annual equity awards to NEOs. To promote retention and provide a balanced portfolio of equity vehicles, as well as to better align with practices of companies with similar market capitalizations to our size as of the time of approval, the Compensation Committee determined to award a portion of the annual equity awards in the form of restricted stock units, or RSUs, as well as stock options. The NEOs’ annual equity grants were comprised of approximately 33% RSUs and 67% stock options, based on their grant date fair values. The RSUs vest in four even annual increments beginning on the first anniversary of grant. Additionally, the vested RSUs are subject to a post-vest holding period whereby the vested shares are delivered seven years after the date of grant. The stock options vest in 16 even quarterly increments over four years and have a ten-year term. These equity awards were granted on the third trading day following the filing of our Annual Report on Form 10-K, which was filed with the SEC on March 1, 2022. As such, the exercise price of $29.91 per share of the options was the closing price of our common stock on March 4, 2022.

Name	Grant Date	Stock Options Granted	RSUs Granted	Grant Date Fair Value
Herriot Tabuteau, M.D.	3/4/2022	209,655	110,861	$7,001,434
Nick Pizzie, C.P.A., M.B.A.	3/4/2022	77,872	41,176	$2,600,516
Mark Jacobson, M.A.	3/4/2022	89,405	47,990	$3,000,581
Hunter Murdock, Esq.	3/4/2022	52,383	27,698	$1,749,311

Other Aspects of Our Compensation Program

Retirement Plans, Perquisites and Other Personal Benefits

Our NEOs are eligible to participate in the employee benefit plans on the same terms and conditions as they are available to our other regular employees. These benefits include medical, dental, vision, disability and life insurance, flexible spending accounts, and a 401(k) plan.

Under the tax-qualified employee savings and retirement plan, our 401(k) plan, all eligible U.S. employees, including our NEOs, may elect to defer a percentage of their eligible compensation, subject to the annual IRS limit. Beginning in 2021, we match 50% of a participant's contributions to the 401(k) plan of the first 6% of their eligible compensation up to an annual maximum of $5,000. Other than the 401(k) plan, we do not sponsor or maintain any pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for our NEOs.

We do not provide perquisites or other personal benefits to our NEOs other than those that we provide to our employees. We do not provide any tax reimbursement payments (including “gross-ups”) on any personal benefits, except in the case of certain relocation benefits.

Employment and Severance Agreements

We have entered into an employment agreement with our Chief Financial Officer, Nick Pizzie. Mr. Pizzie’s employment agreement includes a severance provision that in the event we terminate his employment without “cause” within 12 months following a “change in control” of the Company, he will be eligible to receive severance payments equal to six months of his then existing base salary. Our other NEOs are not party to employment agreements with the Company.

Insider Trading Policy

Our insider trading policy prohibits short sales and derivative transactions of our stock by our named executive officers, directors and all of our employees, including short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging or monetization transactions accomplished through the use of prepaid variable forwards, equity swaps, collars and exchange funds. In addition, our insider trading policy prohibits our named executive officers, directors and all of our employees from purchasing our securities on margin, borrowing against Company securities held in a margin account, or pledging our securities as collateral for a loan.

Clawback and Forfeiture

Our equity awards provide that if a plan participant breaches any restrictive covenant agreement with the Company or otherwise engages in activities that constitute “cause” (as defined in the agreements) either while employed or within two years after employment, the applicable award will terminate, and the Company may rescind any stock option exercise or vesting or settlement of shares subject to other awards, on such terms as the Committee determines, including the right to require that in the event of any such rescission, the participant return to the Company the shares received upon the exercise or settlement, or pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares, net of the price originally paid by the participant for the shares. Our equity awards are also subject to any future clawback or recoupment policies that may be implemented by the Board from time to time. Additionally, we are subject to the clawback provisions of Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. When applicable, we will comply with the Nasdaq listing standards regarding the implementation of Exchange Act Rule 10D-1, which requires public companies to implement “clawback” policies providing for the recovery of incentive-based compensation in the event of a required accounting restatement.

Compensation Committee Interlocks and Insider Participation

During 2022, no member of the Compensation Committee served as one of our officers, former officers, or employees. During 2022, none of our named executive officers served as a member of the Compensation Committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our named executive officers served as a member of the Board of Directors of any other entity.

Compensation Committee Report

The Compensation Committee of our Board of Directors has reviewed and discussed with management the section captioned “Compensation Discussion and Analysis” and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors:

Mark Coleman, M.D. (Chair)

Roger Jeffs, Ph.D.

Mark Saad

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020. We refer to these individuals as our named executive officers (“NEOs”).

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(1)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)		Total ($)
Herriot Tabuteau, M.D.	2022	685,000		—	2,311,451		4,689,982		616,500		—	19,468		8,322,401
Chief Executive Officer,	2021	685,000		—	2,333,251		4,666,355		349,350		—	20,675		8,054,631
President and Chairman of the Board	2020	575,000		—	1,615,860		4,665,329		448,500		—	—		7,304,689
Nick Pizzie, C.P.A., M.B.A.	2022	451,000		—	858,520		1,741,997		270,600		—	11,341	(4)	3,333,458
Chief Financial Officer	2021	409,000		—	866,617		2,808,123		139,060		—	5,910		4,228,710
	2020	375,000		—	461,629		1,333,376		195,000		—	—		2,365,005
Mark Jacobson, M.A.	2022	483,000		—	1,000,591		1,999,990		289,800		—	11,861	(4)	3,785,242
Chief Operating Officer	2021	409,000		—	999,938		3,240,166		139,060		—	6,660	(4)	4,794,824
	2020	375,000		—	461,629		1,333,376		195,000		—	—		2,365,005
Hunter Murdock, Esq.	2022	450,000		—	577,503		1,171,808		270,000		—	15,388	(4)	2,484,699
General Counsel	2021	350,000	(5)	—	6,415	(5)	12,810	(5)	5,206	(5)	—	—		374,431

(1)
Represents cash incentive payments made under our annual incentive plans, paid in March following completion of the applicable performance year.
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the RSU / option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718), as applicable. Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)
Represents NEO's portion of FICA and FUTA tax payments paid by the Company on behalf of the NEO due to delayed settlement of corresponding RSUs.
(4)
Includes company contributions under the 401(k) match program described for the NEO consistent with those provided to all of our employees.
(5)
Mr. Murdock was hired in December 2021, and therefore, he did not receive a full year salary and non-equity incentive plan compensation and full year value of stock and option awards with the Company.

Equity Compensation

2022 Grants of Plan-Based Awards

In 2022, we granted the following non-equity incentive awards, stock options and RSUs to our NEOs under our 2015 Plan:

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards*			Number of Shares of Stock or Units (#) (RSUs)(1)		Number of Securities Underlying Options (#) (2)		Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($) (3)
		Threshold	Target	Maximum
Herriot Tabuteau, M.D.		$—	$411,000	$822,000
	3/4/2022				110,861	(4)	209,655	(5)	$29.91	$7,001,434
Nick Pizzie, C.P.A., M.B.A.		$—	$180,400	$360,800
	3/4/2022				41,176	(4)	77,872	(1)(5)	$29.91	$2,600,516
Mark Jacobson, M.A.		$—	$193,200	$386,400
	3/4/2022				47,990	(4)	89,405	(1)(5)	$29.91	$3,000,581
Hunter Murdock, Esq.		$—	$180,000	$360,000
	3/4/2022				27,698	(4)	52,383	(1)(5)	29.91	$1,749,311

* Actual amounts set forth in the summary compensation table set forth above.

(1)
Represents shares of common stock, each of which vest over time.
(2)
Represents shares of our common stock underlying options awarded, each of which vest over time.
(3)
Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718.
(4)
25% of the RSU award vests on the one (1) year anniversary of the date of grant. The remaining RSUs substantially will vest in three substantially equal annual installments such that the RSUs will be fully vested on March 4, 2026. Vested shares will be delivered to the reporting person upon the earlier of (i) the closing of a Change in Control (as defined in the 2015 Plan), (ii) the NEO’s separation of service, (iii) NEO's death or disability, or (iv) seven years from the date of grant.
(5)
The option awards vest in substantially equal quarterly installments over four years such that the options will be fully vested on March 4, 2026.

Outstanding Equity Awards as of December 31, 2022

The following table sets forth information regarding each outstanding and unexercised option and RSU held by each of our NEOs as of December 31, 2022. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

The vesting and exercisability schedule applicable to each outstanding award is described in the footnotes to the table below.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)
Herriot Tabuteau, M.D.	5/27/2016	524,000	—		$8.02	5/26/2026
	3/15/2017	149,000	—		$4.95	3/14/2027
	3/12/2018	187,628	—		$2.85	3/11/2028
	3/19/2019	299,262	19,950	(3)	$12.95	3/18/2029
	10/10/2019	60,233	8,604	(4)	$17.61	10/9/2029
	3/17/2020	116,036	52,740	(5)	$45.14	3/16/2030
	3/17/2020						25,845	(8)(9)	$1,993,425
	3/05/2021	42,506	54,649	(10)	$65.02	3/04/2031
	3/05/2021						38,786	(1)	$2,991,564
	3/4/2022	39,311	170,344	(2)		3/3/2032
	3/4/2022						110,681	(13)	$8,550,709
Nick Pizzie, C.P.A., M.B.A.	5/16/2018	132,000	-		$3.50	5/15/2028
	3/19/2019	70,409	4,693	(3)	$12.95	3/18/2029
	10/10/2019	22,589	3,224	(4)	$17.61	10/9/2029
	3/17/2020	33,165	15,072	(5)	$45.14	3/16/2030
	3/17/2020						7,383	(9)(12)	$569,451
	3/05/2021	15,788	20,298	(10)	65.02	3/04/2031
	3/05/2021						14,406	(1)	$111,135
	11/12/2021	9,022	27,064	(11)	39.26	11/11/2031
	3/4/2022	14,601	63,271	(2)	29.91	3/3/2032
	3/4/2022						41,176	(13)	$3,175,905
Mark Jacobson, M.A.	4/3/2014	24,662	—		$1.30	4/3/2024
	6/8/2014	13,693	6,169	(7)	$1.30	6/8/2024
	12/29/2014	47,739	—		$4.04	12/29/2024
	9/15/2015	40,673	—		$6.47	9/15/2025
	5/27/2016	25,000	—		$8.02	5/27/2026
	3/15/2017	25,000	—		$4.95	3/15/2027
	9/13/2017	15,000	—		$4.85	9/13/2027
	3/12/2018	45,378	—		$2.85	3/12/2028
	3/19/2019	112,223	7,481	(3)	$12.95	3/19/2029
	10/10/2019	22,589	3,224	(4)	$17.61	10/10/2029
	3/17/2020	33,165	15,072	(5)	$45.14	3/16/2030
	3/17/2020						7,383	(9)(12)	$569,451
	3/05/2021	18,217	23,421	(10)	$65.02	3/04/2031
	3/05/2021						16,622	(1)	$1,282,055
	11/12/2021	10,410	31,228	(11)	$39.26	11/11/2031
	3/4/2022	16,764	72,641	(2)	29.91	3/3/2032
	3/4/2022						47,990	(13)	$3,701,469
Hunter Murdock, Esq.	12/13/2021	10,000	30,000	(6)	32.55	12/12/2031
	12/13/2021						16,690	(14)	$1,287,300
	3/4/2022	9,822	42,561	(2)	29.91	3/3/2032
	3/4/2022						27,698	(13)	$2,136,347

(1)
25% of the RSU award vests on the one (1) year anniversary of the date of grant. The remaining RSUs will vest in three substantially equal annual installments such that the RSUs will be fully vested on March 5, 2025. Vested shares will be delivered to the reporting person upon the earlier of (i) the closing of a Change in Control (as defined in the 2015 Plan), (ii) the reporting person’s separation of service from Axsome (including termination with or without Cause (as defined in the 2015 Plan), or termination due to death or disability), or (iii) seven (7) years from the date of grant.
(2)
The unexercisable options will vest and become exercisable in equal quarterly installments over four years such that the options will be fully vested on March 4, 2026, provided that the executive continues to provide services to us through the applicable dates.
(3)
The unexercisable options vested and became exercisable in equal quarterly installments over four years such that the options fully vested on March 19, 2023. However, as of December 31, 2022, not all such options had vested, which is why a portion thereof is represented in the “Number of Securities Underlying Unexercised Options Unexercisable (#)” column.
(4)
The unexercisable options will vest and become exercisable in equal quarterly installments over four years such that the options will be fully vested on December 30, 2023, provided that the executive continues to provide services to us through the applicable dates.
(5)
The unexercisable options will vest and become exercisable in equal quarterly installments over four years such that the options will be fully vested on March 16, 2024, provided that the executive continues to provide services to us through the applicable dates.
(6)
The unexercisable options will vest over a four-year period as follows: 25% of the options will vest on the first anniversary of the grant date, and the remaining 75% of the options in equal increments thereafter each quarter of the remaining three years, provided that the executive continues to provide services to us through the applicable dates.
(7)
Performance based equity award based on a clinical development milestone that has not yet been earned.
(8)
Dr. Tabuteau's RSU grant on March 17, 2020 was 51,691 shares, of which 25,846 shares have vested but not settled.

(9)
The RSU award vests in substantially equal annual installments over four years such that the RSU will be fully vested on March 17, 2024. Vested shares will be delivered to the reporting person upon the earlier of (i) the closing of a Change in Control (as defined in the 2015 Plan), (ii) the reporting person’s separation of service from Axsome (including termination with or without Cause (as defined in the 2015 Plan), or termination due to death or disability), or (iii) seven (7) years from the date of grant.
(10)
The unexercisable options will vest and become exercisable in equal quarterly installments over four years such that the options will be fully vested on March 5, 2025, provided that the executive continues to provide services to us through the applicable dates.
(11)
25% of the option will start to vest one year from November 12, 2021 and then will vest in substantially equal quarterly installments over three years such that the option will be fully vested on November 12, 2025.
(12)
Mr. Pizzie's and Mr. Jacobson's RSU grant on March 17, 2020 was 14,767, of which 7,384 shares have vested but not settled.
(13)
25% of the RSU award vests on the one (1) year anniversary of the date of grant. The remaining RSUs will vest in three substantially equal annual installments such that the RSUs will be fully vested on March 4, 2026. Vested shares will be delivered to the reporting person upon the earlier of (i) the closing of a Change in Control (as defined in the 2015 Plan), (ii) the reporting person’s separation of service from Axsome (including termination with or without Cause (as defined in the 2015 Plan), or termination due to death or disability), or (iii) seven (7) years from the date of grant.
(14)
Mr. Murdock's RSU grant on December 13, 2021 was 22,254 shares, of which 5,564 shares have vested but not settled.

2022 Option Exercises and Stock Vested

The following table contains information for our NEOs concerning the option awards that were exercised and RSUs that were vested during the fiscal year ended December 31, 2022:

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Herriot Tabuteau, M.D.	—	$—	(1)	25,852	$—	(2)
Nick Pizzie, C.P.A., M.B.A.	—	$—	(1)	8,494	$—	(3)
Mark Jacobson, M.A.	—	$—	(1)	9,233	$—	(4)
Hunter Murdock, Esq.	—	$—	(1)	5,564	$—	(5)

(1)
No options were exercised during the year ended December 31, 2022.
(2)
Dr. Tabuteau's stock awards were valued at $828,414 as of the vesting dates on March 5 and March 17, 2022. However, the shares are subject to a post-vesting holding period, and therefore, the actual realized value may be higher or lower.
(3)
Mr. Pizzie's stock awards were valued at $269,821 as of the vesting dates on March 5 and March 17, 2022. However, the shares are subject to a post-vesting holding period, and therefore, the actual realized value may be higher or lower.
(4)
Mr. Jacobson's stock awards were valued at $291,924 as of the vesting dates on March 5 and March 17, 2022. However, the shares are subject to a post-vesting holding period, and therefore, the actual realized value may be higher or lower.
(5)
Mr. Murdock's stock awards were valued at $442,060 as of the vesting date on December 13, 2022. However, the shares are subject to a post-vesting holding period, and therefore, the actual realized value may be higher or lower.

Potential Payments Upon Termination/Change of Control and Employment Agreements

The following table sets forth information regarding payments that would have been made to our NEOs if they suffered an involuntary termination without cause, including a termination in connection with a change of control, and such termination payments were triggered on December 31, 2022. The closing price per share of our common stock on Nasdaq on December 31, 2022 was $77.13. As described above, only Mr. Pizzie has entered into an employment agreement with the Company which provides for severance payments.

	Termination Without Cause in Connection with Change in Control				Termination Without Cause
	Salary and Bonus		Equity Acceleration		Salary and Bonus		Equity Acceleration
Name	($)		($)		($)		($)
Herriot Tabuteau, M.D.	$—	(1)	$118,491,686	(2)	$—	(1)	$—	(2)
Nick Pizzie, C.P.A., M.B.A.	$225,500	(3)	$28,895,789	(2)	$—	(3)	$—	(2)
Mark Jacobson, M.A.	$—	(1)	$34,445,518	(2)	$—	(1)	$—	(2)
Hunter Murdock, Esq.	$—	(1)	$10,978,299	(2)	$—	(1)	$—	(2)

*

Pursuant to the 2015 Plan, any acceleration of the equity awards granted to non-exempt employees upon the employee’s death, disability or retirement would be at the discretion of the Compensation Committee.

(1)	Dr. Tabuteau, Mr. Jacobson, and Mr. Murdock will not receive any severance payments upon an involuntary termination without cause, including a termination in connection with a change of control.
(2)

The 2015 Plan includes a double-trigger provision, whereby the unvested portion of each NEO's outstanding equity awards shall become immediately vested and exercisable upon such NEO’s termination without cause in connection with a Change in Control (as defined in the 2015 Plan). The 2015 Plan does not otherwise provide for acceleration of equity in connection with a termination for any other reason or a termination without cause not in connection with a Change in Control.

(3)

Mr. Pizzie’s employment agreement includes a double-trigger provision, whereby Mr. Pizzie will receive a severance payment equal to six months of his then-base salary for termination without cause in connection with a Change in Control. His employment agreement does not provide for severance payments in connection with a termination without cause not in connection with a change in control.

Chief Executive Officer Pay Ratio

We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. Based on the information for fiscal year 2022, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 38:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below.

We utilized annual base pay as of December 31, 2022 to identify the median employee (other than Dr. Tabuteau). Once the median employee was identified, we calculated the median employee's total annual compensation using the same methodology as our CEO in the Summary Compensation Table. Once we calculated the median employee’s total annual compensation, we compared it to Dr. Tabuteau’s total compensation in accordance with the requirements of the Summary Compensation Table. The total annual compensation of the median employee for 2022 was $216,659. The total annual compensation for our CEO for 2022 was $8,322,402. Therefore, the ratio of CEO total annual compensation to the median employee total annual compensation for 2022 was approximately 38 to 1.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, as other companies may have utilized different methodologies and have different employment and compensation practices. The pay ratio above is a reasonable estimate calculated in a manner consistent with SEC rules. This information is being provided for compliance purposes only. Neither the Compensation Committee nor management of Axsome uses the pay ratio measure in making compensation decisions.

Pay Versus Performance

The following table sets forth compensation information for our Chief Executive Officer, referred to below as our PEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our results of operations, calculated in accordance with SEC regulations, for fiscal years 2022, 2021 and 2020. In accordance with transitional relief under the SEC rules, only three years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

	(1)	(1) (2)	(1)	(1)(2)	(3)	(4)		(5)
					Value of initial fixed $100
					investment based on:
			Average			NASDAQ
	Summary		summary	Average		Biotechnology
	Compensation	Compensation	Compensation	Compensation		Index		Company-
	table total for	actually paid to	table total for	actually paid to	Total share-	Total share-	Net Loss	selected
Year	PEO	PEO	non-PEO NEOs	non-PEO NEOs	holder return	holder return	(in thousands)	measure
2022	$8,322,401	$28,012,845	$5,147,034	$12,593,112	$74.62	$113.65	$(187,134)	$—
2021	$8,054,631	$(11,115,528)	$4,511,767	$(2,163,524)	$36.55	$126.45	$(130,403)	$—
2020	$7,304,689	$1,832,118	$2,365,005	$730,602	$78.82	$126.42	$(102,901)	$—
(1)
For each fiscal year, represents amount reported for our PEOs and average amount reported for our NEOs, in each case in the Total column of the Summary of Compensation Table. Our PEOs and NEOs for each of these fiscal years are shown below:

Year	CEO	Non-CEO NEOs
2022	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A., Hunter Murdock, Esq.
2021	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A.
2020	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A., David Marek

(2)
Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-CEO NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. Equity values are calculated in accordance with ASC Topic 718.

		(a)	(b)
Year	Reported Summary Compensation Table Total for Dr. Tabuteau	Reported Value of Equity Awards for Dr. Tabuteau	Aggregate Equity Award Adjustments for Dr. Tabuteau	Compensation Actually Paid to Dr. Tabuteau
2022	$8,322,401	$(7,001,433)	$26,691,877	$28,012,845
2021	$8,054,631	$(6,999,606)	$(12,170,553)	$(11,115,528)
2020	$7,304,689	$(6,281,189)	$808,618	$1,832,118
(a)
Represents the reported value of equity awards as reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable year.
(b)
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant besides the difference in grant price and ending applicable year share price. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Dr. Tabuteau	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Dr. Tabuteau	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Dr. Tabuteau	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Dr. Tabuteau	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Dr. Tabuteau

Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for Dr. Tabuteau

							Aggregate Equity Awards Adjustment
2022	$17,258,108	$6,410,202	$1,795,203	$1,228,364	$-	$-	$26,691,877
2021	$3,465,249	$(10,256,116)	$499,935	$(5,879,621)	$-	$-	$(12,170,553)
2020	$11,837,825	$(6,095,467)	$1,950,492	$(6,884,232)	$-	$-	$808,618

		(a)	(b)
Year	Reported Summary Compensation Table Total for non-PEO NEOs	Reported Value of Equity Awards for non-PEO NEOs	Aggregate Equity Award Adjustments for non-PEO NEOs	Compensation Actually Paid to non-PEO NEOs
2022	$5,147,034	$(2,450,136)	$9,896,215	$12,593,112
2021	$4,511,767	$(3,957,422)	$(2,717,869)	$(2,163,524)
2020	$2,365,005	$(1,795,005)	$160,602	$730,602
(a)
Represents the reported value of equity awards as reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable year.
(b)
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant besides the difference in grant price and ending applicable year share price. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Non-PEO NEOs

Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for Non-PEO NEOs

							Aggregate Equity Awards Adjustment
2022	$6,039,799	$2,701,764	$626,942	$527,710	$-	$-	$9,896,215
2021	$2,495,052	$(3,349,097)	$199,967	$(2,063,791)	$-	$-	$(2,717,869)
2020	$3,382,929	$(2,193,686)	$557,468	$(1,586,109)	$-	$-	$160,602
(3)
Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in the Company’s common stock on December 31, 2019.
(4)
Represents NASDAQ Biotechnology Index total shareholder return.
(5)
For most of 2022, Axsome was a research and development company without revenue, and therefore, we did not have any specific financial performance measures linked to executive compensation actually paid for 2022. However, our Compensation Committee approved robust operational, commercial, clinical, strategic, and other performance goals for 2022 discussed further below. In the future, as we now have approved products and revenue, this may change, and the Compensation Committee may adopt certain financial measures as one or more corporate goals and objectives.

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

Below are graphs showing the relationship of “compensation actually paid” to our CEOs and other non-CEO NEOs in 2020, 2021 and 2022 to (1) Company total shareholder return (“TSR”) of both Axsome and the NASDAQ Biotechnology Index and (2) Axsome’s net loss.

CAP vs. TSR FY20 - FY22

CAP vs. TSR FY20 - FY22
Total Shareholder Return
$150
$100
$50
$0
-$50
-$100
-$150
Cap ($M)
$30
$20
$10
$0
-$10
-$20
-$30
2020
2021
2022
CAP PEO
CAP NEOs
TSR
Peer TSR

CAP vs. Net Loss FY20 - FY22
$200
$150
$100
$50
$0
-$50
-$100
-$150
-$200
Net Income ($M)
$30
$20
$10
$0
-$10
-$20
-$30
CAP ($M)
2020
2021
2022
Net Income
CAP PEO
CAP NEOs

At this time, we do not use any specific financial measures for purposes of determining “compensation actually paid.” As a result, we are not able to, as stipulated by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, provide three financial performance measures that in our assessment represent the most important performance measures we use to link “compensation actually paid” to our named executive officers to company performance for 2022. For a discussion of how our Compensation Committee assessed our performance and our named executive officers’ pay each year, see “Compensation Discussion and Analysis” in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for:

•
each of our NEOs;
•
each of our directors;
•
all of our executive officers and directors as a group; and
•
all persons known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 43,549,154 shares of common stock outstanding on the Record Date. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Axsome Therapeutics, Inc., One World Trade Center, 22nd Floor, New York, New York 10007.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Antecip Capital LLC(2)	7,344,500	16.9%
The Vanguard Group, Inc. (3)	3,412,108	7.8%
RTW Investments, LP (4)	2,980,482	6.8%
BlackRock, Inc. (5)	2,255,350	5.2%
Named Executive Officers and Directors
Herriot Tabuteau, M.D.(6)	8,939,925	19.8%
Nick Pizzie, C.P.A., M.B.A.(7)	400,361	*
Mark Jacobson, M.A.(8)	520,146	1.2%
Hunter Murdock, Esq.(9)	43,220	*
Mark Coleman, M.D.(10)	670,154	1.5%
Roger Jeffs, Ph.D.(11)	228,357	*
Mark Saad(12)	213,903	*
All directors, and executive officers as a group (7 persons)**	11,016,066	24.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
**	Includes all of our current executive officers as of the record date who served during 2022 until the record date.
(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table have sole voting power with respect to the common stock indicated as beneficially owned.
(2)
The principal address of Antecip Capital LLC is 630 5th Avenue, Suite 2000, New York, NY 10111. Dr. Tabuteau is the managing member of Antecip Capital LLC and exercises sole dispositive and voting power over these shares.
(3)
Based on information disclosed in a Schedule 13G/A filed with the SEC on February 9, 2023 by Vanguard Group Inc. (“Vanguard”), according to which Vanguard beneficially owns 3,417,628 shares of our common stock, with shared voting power over 54,286 shares, sole dispositive power over 3,331,565 shares, and shared dispositive power over 86,063 shares. The principal address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
Based on information disclosed in a Schedule 13G filed with the SEC on February 9, 2023 by RTW Investments, LP (“RTW”), according to which RTW beneficially owns 2,980,482 shares of our common stock, with shared voting power over 2,980,482 and shared dispositive power over 2,980,482 shares. The principal address of RTW is 40 10th Avenue, Floor 7, New York, New York 10014.
(5)
Based on information disclosed in a Schedule 13G/A filed with the SEC on February 1, 2023 by BlackRock, Inc. (“BlackRock”), according to which BlackRock beneficially owns 2,502,977 shares of our common stock, with sole voting power over 2,467,254 shares and sole dispositive power over 2,502,977 shares. The principal address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(6)
Includes (a) 7,229 shares of common stock owned by Dr. Tabuteau; (b) 1,588,196 shares of common stock that Dr. Tabuteau has the right to acquire from us within 60 days of the Record Date and (c) 7,344,500 shares of common stock held by an affiliate, Antecip Capital LLC. Dr. Tabuteau is the managing member of Antecip Capital LLC and so may be deemed to beneficially own such shares of common stock.

(7)
Includes (a) 41,789 shares of common stock owned by Mr. Pizzie; (b) 201 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Pizzie as custodian for his son’s Uniform Transfers to Minors Act (UTMA) account; (c) 145 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Pizzie as custodian for his daughter’s UTMA account; (d) 142 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Pizzie as custodian for his other son’s UTMA account and (e) 358,084 shares of common stock that Mr. Pizzie has the right to acquire from us within 60 days of the Record Date. Mr. Pizzie disclaims beneficial ownership of the 488 shares of common stock held in his children's UTMA accounts.
(8)
Includes 520,146 shares of common stock that Mr. Jacobson has the right to acquire from us within 60 days of the Record Date.
(9)
Includes 43,220 shares of common stock that Mr. Murdock has the right to acquire from us within 60 days of the Record Date.
(10)
Includes (a) 25,097 shares of common stock owned by Dr. Coleman, (b) 422,428 shares of common stock owned by entities of which Dr. Coleman has sole voting and dispositive power and (c) 222,629 shares of common stock that Dr. Coleman has the right to acquire from us within 60 days of the Record Date.
(11)
Includes (a) 167,668 shares of common stock owned by Dr. Jeffs and (b) 60,689 shares of common stock that Dr. Jeffs has the right to acquire from us within 60 days of the Record Date.
(12)
Includes (a) 10,002 shares of common stock owned by Mr. Saad; (b) 100 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Saad as custodian for his child’s UTMA account; (c) 100 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Saad as custodian for his second child’s UTMA account; (d) 100 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Saad as custodian for his third child’s UTMA account and (e) 203,601 shares of common stock that Mr. Saad has the right to acquire from us within 60 days of the Record Date. Mr. Saad disclaims beneficial ownership of the 300 shares of common stock held in his children's UTMA accounts.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2022.

Equity Compensation Plan Information

Number of
securities
	Number of				remaining
	securities to be		Weighted-		available for
	issued upon		average		future issuance
	exercise of		exercise price of		under equity
	outstanding		outstanding		compensation
	options,		options,		plans (excluding
	warrants, and		warrants, and		securities reflected
Plan Category	rights		rights		in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	7,304,103	(1)	$31.80	(2)	2,944,176
Equity compensation plans not approved by security holders	—		—		—
Total	7,304,103	(1)	$31.80	(2)	2,944,176

(1)
Includes 686,375 RSUs outstanding as of December 31, 2022.
(2)
The weighted-average exercise price does not account for outstanding RSUs.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2022, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Compensation Discussion and Analysis.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.

Related Party Transactions

License Agreements

In 2012, we entered into three exclusive license agreements with Antecip Bioventures II LLC, or Antecip, an entity owned by our Chief Executive Officer and Chairman of the Board, Herriot Tabuteau, M.D., in which we were granted exclusive licenses to develop, manufacture, and commercialize Antecip’s patents and applications related to the development of AXS‑05 anywhere in the world for veterinary and human therapeutic and diagnostic use, and additional patents and applications that are not relevant to our current programs in development. The agreements were amended in August 2015 to update the schedule of patents and applications subject to the license agreements. Pursuant to the agreements, we are required to use commercially reasonable efforts to develop, obtain regulatory approval for, and commercialize AXS‑05. Under the terms of the agreements, we are required to pay to Antecip a royalty equal to 3.0% for AXS‑05, of net sales of products containing the licensed technology by us, our affiliates, or permitted sublicensees. These royalty payments are subject to reduction by an amount up to 50.0% of any required payments to third parties. Unless earlier terminated by a party for cause or by us for convenience, the agreements remain in effect on a product‑by‑product and country‑by‑country basis until the later to occur of (1) the applicable product is no longer covered by a valid claim in that country or (2) 10 years from the first commercial sale of the applicable product in that country. Upon expiration of the agreements with respect to a product in a country, our license grant for that product in that country will become a fully paid‑up, royalty‑free, perpetual non‑exclusive license. If Antecip terminates any of the agreements for cause, or if we exercise our right to terminate any of the agreements for convenience, the rights granted to us under such terminated agreement will revert to Antecip. Due to sales of Auvelity in the fourth quarter of 2022, the Company began recording an accrual for royalty payments to Antecip equal to 3.0% of net sales.

Indemnification Agreements

Our amended and restated certificate of incorporation provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the DGCL against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

Review and Approval of Related Party Transactions

Our Audit Committee charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder, and certain of their immediate family members, also referred to herein as related parties. The policy and procedures cover any transaction involving a related party, also referred to herein as a related party transaction, in which the related party has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related party transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related party’s interest in the transaction. In considering related party transactions, the Audit Committee will consider any information considered material to investors and the following factors:

•
the related party’s interest in the transaction;
•
the approximate dollar value of the transaction;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and
•
the purpose and potential benefit to us of the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during the year ended December 31, 2022, all Section 16(a) filing requirements were satisfied in a timely manner.

AUDIT COMMITTEE REPORT

The information contained in the following report of Axsome’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Axsome specifically incorporates it by reference.

Role of the Audit Committee

The Audit Committee operates under a written charter adopted by our Board of Directors. The Audit Committee of our Board of Directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the Audit Committee can be found in Axsome’s Audit Committee charter, published on the corporate governance section of Axsome’s website at www.axsome.com.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2022

The Audit Committee has reviewed and discussed with Axsome’s management and Ernst & Young LLP the audited consolidated financial statements of Axsome Therapeutics, Inc. for the year ended December 31, 2022. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and Audit Committee.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Axsome’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Mark Saad (Chair)
Mark Coleman, M.D.

Roger Jeffs, Ph.D.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Axsome may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

New York, NY

April 21, 2023

APPENDIX A

2023 Employee Stock Purchase Plan of Axsome Therapeutics, Inc.

1.
Establishment. The Employee Stock Purchase Plan of Axsome Therapeutics, Inc. (the “Plan”) is hereby established effective as of the Effective Date.
2.
Purpose. This Plan is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.
3.
Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Business Day” means any regularly scheduled trading day of the New York Stock Exchange.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board of other committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $.0001 per share.

“Company” means Axsome Therapeutics, Inc., a Delaware corporation, including any successor thereto.

“Compensation” means base salary paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with bonuses, stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 22.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual's right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) is employed by the Company or a Participating Subsidiary prior to commencement of the Offering Period and (ii) is customarily employed for at least twenty (20) hours per week. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are "highly compensated employees" of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange on the day of determination. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of twelve months beginning June 1st of each year; provided, that, pursuant to Section 6, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Employee Stock Purchase Plan of Axsome Therapeutics, Inc., as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

4.
Administration.
4.1.
Administration by the Committee. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan's administration and take any other actions necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.
4.2.
Authority of Company Officers. Any Company officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Company officer has apparent authority with respect to such matter, right, obligation, determination or election.

4.3.
Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Enrollment Form or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Common Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by the regulations under Section 423 of the Code.
5.
Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such Common Stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time construed in compliance with Section 423 Code and applicable regulations.

6.
Offering Periods. Subject to the right of the Company in its sole discretion to sooner terminate the Plan, the first offering will commence on June 1, 2023 and shall be subject to shareholder approval within twelve (12) months before or after the Effective Date as permitted under Section 423 of the Code. The Plan shall be implemented by a series of Offering Periods, each of which shall be twelve (12) months in duration, with new Offering Periods commencing on or about June 1st of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Subsidiaries that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section.
7.
Participation.
7.1.
Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 15% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

7.2.
Election Changes. During an Offering Period, a Participant may decrease his or her rate of payroll deductions applicable to such Offering Period only twice. No increases may be made. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least five Business Days before the Purchase Date. Election amounts may only be changed during an open trading window as defined by the Company’s Insider Trading Policy, as may be amended from time to time. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 11.
7.3.
Roll Overs. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 7.2, (b) withdraws from the Plan in accordance with Section 11, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.
7.4.
If a Participant withdraws from the Plan, the Participant must make an affirmative election to again participate in the Plan and must complete a new Enrollment Form for each Offering Period following a withdrawal, as elections will not carryover from one Offering Period to the next following a withdrawal.
8.
Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase (the “Purchase Right”), on the Purchase Date, a number of whole shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions as of the Purchase Date by the applicable Purchase Price; provided however, that in no event shall any Participant purchase more than the lesser of (a) a number of whole shares of Common Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying 62.5 shares of Common Stock by the number of months (rounded to the nearest whole month) in the Offering Period by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share (subject to adjustment in accordance with Section 19 and the limitations set forth in Section 14 of the Plan).
9.
Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant's notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant's ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 11 or termination of employment in accordance with Section 12.
10.
Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 10.
11.
Withdrawal.
11.1.
Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least five Business Days before the Purchase Date. Such withdrawal may only be made during an open trading window as defined by the Company’s Insider Trading Policy, as may be amended from time to time. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant's Enrollment Form indicating his or her election to withdraw and the Participant's option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period.

11.2.
Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.
12.
Termination of Employment; Change in Employment Status. Upon termination of a Participant's employment for any reason, including death, disability or retirement, or a change in the Participant's employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least five Business Days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant's notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant's death, to the person(s) entitled to such amounts under Section 18, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within five Business Days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.
13.
Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.
14.
Shares Reserved for Plan.
14.1.
Number of Shares. Subject to adjustment as provided in Section 19, a total of 1,100,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Common Stock allocable to the unexercised portion of the Purchase Right shall again be available for issuance under the Plan.
14.2.
Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.
15.
Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 18 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.
16.
Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.
17.
Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant's notional account.
18.
Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant's ESPP Share Account under the Plan in the event of such Participant's death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant's notional account in the event of the Participant's death prior to the Purchase Date of an Offering Period. If a Participant dies without an effective designation pursuant to this Section 18 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s ESPP Share Account to the Participant’s legal representative or as otherwise required by applicable law.

19.
Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.
19.1.
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company's structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 8 and Section 14.
19.2.
Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company's proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 11.
19.3.
Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant's option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 11.
20.
Return of Plan Account Balance. Any cash balance remaining in a Participant’s ESPP Share Account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Common Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s ESPP Share Account to be applied toward the purchase of shares of Common Stock in the subsequent Purchase Date or Offering Period.
21.
Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any the Company or any Participating Subsidiaries upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Company or any Participating Subsidiaries may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations. The Company may require the Participant to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Common Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Common Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
22.
General Provisions.
22.1.
Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.
22.2.
No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.
22.3.
Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.
22.4.
Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

22.5.
Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.
22.6.
Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.
22.7.
Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.
22.8.
Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 22.9, shall have a term of ten years.
22.9.
Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 19). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.
22.10.
Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state's conflict of law rules.
22.11.
Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.
22.12.
Section 423. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.
22.13.
Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.
22.14.
Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.
22.15.
Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

Axsome AXSOME THERAPEUTICS, INC. ONE WORLD TRADE CENTER, 22nd FLOOR NEW YORK, NY 10007 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 1, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go towww.virtualshareholdermeeting.com/AXSM2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 1, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For all Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) Mark Saad The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve the adoption of our 2023 Employee Stock Purchase Plan. 4. To approve, by non-binding advisory vote, the compensation of our named executive offers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain 0000606779 1 R1.0.0.6 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000511029_1 R1.0.0.177

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000541890_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Roger Jeffs, Ph.D. AXSOME THERAPEUTICS, INC. 22 CORTLANDT STREET, 16TH FLOOR NEW YORK, NY 10007 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/02/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AXSM2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/02/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve, by non-binding advisory vote, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com AXSOME THERAPEUTICS, INC. Annual Meeting of Stockholders June 2, 2023 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Herriot Tabuteau, M.D. and Hunter Murdock, Esq., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Axsome Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 2, 2023, via live webcast at www.virtualshareholdermeeting.com/AXSM2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000606779_2 R1.0.0.6

0000541890_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com AXSOME THERAPEUTICS, INC. Annual Meeting of Stockholders June 2, 2023 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Herriot Tabuteau, M.D. and Mark Jacobson, M.A., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Axsome Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 2, 2023, via live webcast at www.virtualshareholdermeeting.com/AXSM2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

AXSOME THERAPEUTICS, INC. ONE WORLD TRADE CENTER, 22nd FLOOR NEW YORK, NY 10007 Your Vote Counts! AXSOME THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 01, 2023 11 :59 PM ET You invested in AXSOME THERAPEUTICS, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 02, 2023. Get informed before you vote View the Notice and Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* June 02, 2023 9:00AM EDT Virtually at: www.virtualshareholdermeeting.com/AXSM2022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends1. Election of Directors Nominees: 01) Mark Saad 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve the adoption of our 2023 Employee Stock Purchase Plan. 4. To approve, by non-binding advisory vote, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery". For For For For